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                                                                    EXHIBIT 10.6

                           BUILDERS FIRSTSOURCE, INC.
                            1998 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

NAME OF OPTIONEE:                                  <<Name>>

NUMBER OF SHARES OF BUILDERS FIRSTSOURCE, INC.
COMMON STOCK, $.01 PAR VALUE,
COVERED BY OPTION:                                 <<TotalShares>> shares
                                                   ("Option Shares")

PER SHARE OPTION PRICE:                            $1.00

OPTION GRANT DATE:                                 <<GrantDate>>

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DATE NONQUALIFIED STOCK
OPTION BECOMES EXERCISABLE
(SUBJECT TO THE ATTAINMENT OF
THE PERFORMANCE CRITERIA AND
SUBJECT TO THE OTHER TERMS AND
CONDITIONS SET FORTH ON SCHEDULE A
TO THIS AGREEMENT):                         <<ExerciseableShares>> Shares on
                                     <<ExerciseDate>>, 2004

                                            <<ExerciseableShares>> Shares on
                                     <<ExerciseDate>>, 2005

                                            <<ExerciseableShares>> Shares on
                                     <<ExerciseDate>>, 2006

                                            <<ExerciseableShares>> Shares on
                                     <<ExerciseDate>>, 2007

                                            <<ExerciseableShares>> Shares on
                                     <<ExerciseDate>>, 2008.

      - Schedule A to this Agreement sets forth the performance criteria and other terms and conditions to the vesting and exercisability of this Option based on the vesting schedule set forth above.

      - Notwithstanding the foregoing vesting schedule and Schedule A to this Agreement, and subject to the terms of the Plan, the Option will become fully vested and exercisable on the ninth anniversary of the Option Grant Date (NinthAnniversaryDate), provided that the Optionee is continuously employed with the Company through such date, unless the Option is terminated earlier pursuant to the terms of the Plan or this Agreement.

OPTION TERMINATION DATE:                           <<OptionTermDate>>

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      This Stock Option Agreement (this "Agreement") is executed and delivered as of the Option Grant Date by and between Builders FirstSource, Inc. (the "Company") and the Optionee. The Optionee and the Company hereby agree as follows:

      1. Grant of Option. The Company, pursuant to the Builders FirstSource, Inc. 1998 Stock Incentive Plan (the "Plan"), which is incorporated herein by reference, and subject to the terms and conditions thereof, hereby grants to the Optionee an option to purchase the Option Shares at the Per Share Option Price.

      2. Nonqualified Stock Options. The Option granted hereby shall be treated as a nonqualified stock option under the Internal Revenue Code.

      3. Termination of Options.

           (a) Except as provided in this Section 3 or as otherwise provided by the Board, the Option granted hereby may not be exercised and shall terminate unless the Optionee at the time of exercise is then in the employ or service of the Company, and unless the Optionee has remained continuously so employed or in such service since the date of grant of the Option. No additional Option Shares become exercisable after the Optionee's employment or service with the Company has terminated for any reason. For purposes of this Agreement, the Company shall determine the effective date of an Optionee's termination of employment or service.

            (b) In case of termination of the Optionee's employment or service with the Company due to death, the Option granted hereby shall be exercisable as to the number of shares of Common Stock for which it was exercisable as of the date of death and shall remain exercisable as to such shares by the Optionee's estate, beneficiaries or heirs for a period of ninety days immediately following such termination of employment.

            (c) In case of termination of the Optionee's employment or service with the Company for Cause (as defined below), the Option granted hereby shall be cancelled and terminated as of the date of such termination of employment.

            (d) In case of termination of the Optionee's employment or service with the Company for any other reason, the Option granted hereby shall remain exercisable as to the number of shares of Common Stock for which it was exercisable as of the date of termination for a period of 60 days immediately following such termination of employment or service and shall be cancelled and terminated with respect to the remainder of the shares of Common Stock covered by the Option as of the date of termination.

            (e) The Option granted hereby shall in no event terminate later than the close of business on the Option Termination Date and may be terminated earlier pursuant to this Agreement or the provisions of the Plan.

      4. For purposes of this Agreement, "Cause" shall mean:

            (a) any act of fraud, gross negligence or dishonesty in the performance of the Optionee's duties or the willful failure by the Optionee to perform his or her duties;

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            (b) engaging in any action with the intention of causing harm or damage to any of the Company's operations;

            (c) conviction of a felony; or

            (d) obtaining personal gain from a transaction in which the Optionee has a conflict of interest with the Company.

      5. The Optionee shall comply with and be bound by all the terms and conditions contained in the Plan, as incorporated by reference herein.

      6. Options granted hereby shall not be transferable except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, the guardian or legal representative of the Optionee.

      7. The obligation of the Company to sell and deliver any stock under this Option is specifically subject to all provisions of the Plan and all applicable laws, rules, regulations, governmental and stockholder approvals and Company policies.

      8. The Option Shares issued upon exercise of this Option may not be sold, assigned, mortgaged, pledged, hypothecated, or otherwise transferred or disposed of to any third party, until and unless the Company successfully completes an initial public offering of its Common Stock pursuant to the Securities Act of 1933, as amended (the "Securities Act"). In the event the Company completes an initial public offering of its Common Stock pursuant to the Securities Act, the Option Shares may be sold thereafter in the open market, subject to applicable legal and timing restrictions. If Optionee's employment with the Company is terminated prior to an initial public offering of the Company's Common Stock, the Optionee's Option Shares are subject to repurchase by the Company under the terms and conditions described on Schedule A to the Agreement.

      9. In addition to the restrictions on transfer imposed by the Company as described in paragraph 8 above, the Option Shares issued upon exercise of this Option are "restricted securities," as such term is defined in Rule 144 under the Securities Act. Any resale of such Option Shares must comply with the registration requirements of the Securities Act (and any state securities laws that may be applicable) or an exemption therefrom.

      10. The certificates for the Option Shares will bear restrictive legends in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACT OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF

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      COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT
      REQUIRED.

      IN ADDITION TO THE FOREGOING, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY. THESE RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS ARE SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES, AND REFERENCE TO SUCH AGREEMENT SHOULD BE MADE FOR A FULL DESCRIPTION OF SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS.

      11. By signing this Agreement, the Optionee agrees not to sell any Option Shares at a time when any law, regulation or Company policy prohibits a sale.

      12. This Agreement does not give the Optionee the right to be retained by the Company or any of its subsidiaries in any capacity. The Company reserves the right to terminate the Optionee's service at any time, with or without Cause.

      13. The Optionee or the Optionee's estate, beneficiaries or heirs have no rights as a stockholder of the Company until a certificate for the Option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before the Optionee's stock certificate is issued, except as described in the Plan.

      14. Any notice by the Optionee to the Company hereunder shall be in writing and shall be deemed duly given only upon receipt thereof by the Company at its principal offices. Any notice by the Company to the Optionee shall be in writing and shall be deemed duly given if mailed to the Optionee at the address last specified to the Company by the Optionee.

      15. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

      THIS AGREEMENT IS MADE UNDER AND SUBJECT TO THE PROVISIONS OF THE PLAN, AND ALL OF THE PROVISIONS OF THE PLAN ARE ALSO PROVISIONS OF THIS AGREEMENT. IF THERE IS A DIFFERENCE OR CONFLICT BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE PLAN, THE PROVISIONS OF THE PLAN WILL GOVERN. BY SIGNING THIS AGREEMENT, THE OPTIONEE ACCEPTS AND AGREES TO ALL OF THE FOREGOING TERMS AND PROVISIONS AND TO ALL OF THE TERMS AND PROVISIONS OF THE PLAN INCORPORATED HEREIN BY REFERENCE AND CONFIRMS THAT HE OR SHE HAS RECEIVED A COPY OF THE PLAN.

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      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set his hand as of the Option Grant Date.

                                   BUILDERS FIRSTSOURCE, INC.:

                                   By: ____________________________________
                                       Donald F. McAleenan
                                       Senior Vice President and General Counsel

                                      ____________________________________
                                       <<Name>> (Optionee)

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                                   SCHEDULE A

                  TERMS AND CONDITIONS RELATING TO OPTION GRANT
           UNDER BUILDERS FIRSTSOURCE, INC. 1998 STOCK INCENTIVE PLAN

NAME OF OPTIONEE:                                    <<Name>>

NUMBER OF OPTION SHARES:                             <<TotalShares>>

OPTION GRANT DATE:                                   <<GrantDate>>

EXERCISE PRICE:                                      $1.00

VESTING SCHEDULE AND CONDITIONS:

A. The Option granted hereby will vest in five equal annual installments (each, an "Installment") commencing on the first anniversary of the Option Grant Date with full vesting on the fifth anniversary of the Option Grant Date (the "Performance Period"); provided, that the vesting of each Installment is subject to the following conditions:

      (i) the continued employment of the Optionee with the Company through the applicable vesting date; and

      (ii) the achievement by the Company of a 10% Return on Net Assets for the calendar year (January 1 - December 31) immediately preceding the vesting of the Installment. For example, the Option Installment scheduled to vest on (ExerciseDate), 2004 will vest if the Company's Return on Net Assets for the 2003 calendar year equals or exceeds 10%.

      (iii) If an Installment does not vest due to the Company's failure to achieve a 10% Return on Net Assets for any calendar year during the five-year Performance Period, that Installment will subsequently vest if the Company achieves an average annual 10% Return on Net Assets for the period commencing January 1 of such calendar year and ending on December 31 of any succeeding calendar year during the Performance Period.

      (iv) Return on Net Assets is calculated as follows: Earnings before interest and taxes (EBIT) divided by the sum of net fixed assets and working capital.

B. The Option will vest in full on (NinthAnniversaryDate) regardless of whether the performance criteria described in A (ii) or (iii) above have been achieved as long as the Optionee has been continuously employed by the Company through such date, unless the Option is terminated earlier pursuant to the Plan or this Agreement.

REPURCHASE OF OPTION SHARES:

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A.    AT THE EMPLOYEE'S OPTION:

(i) In the event that the Optionee's employment with the Company terminates for any reason other than for Cause, the Optionee may request that the Company repurchase his or her Option Shares issued upon exercise of the Option. The Optionee's written irrevocable request to the Company to repurchase such Option Shares (along with the stock certificate endorsed to the Company) must be received by the Company within 60 days after the Optionee's last date of employment. Subject to compliance with the conditions described below, the Company will repurchase the Option Shares issued upon exercise of the Option at their then applicable fair market value, as determined by the Board of Directors in its sole discretion. The Company's obligation to repurchase an Optionee's Option Shares will be subject to the following conditions:

            (a) The Optionee must have exercised his or her Option and owned the underlying Option Shares for at least six (6) months prior to the date of repurchase;

            (b) The Optionee must have had full investment risk with respect to such Option Shares during the six- month period prior to the date of repurchase (i.e., the Optionee must have paid the full exercise price for such Option Shares prior to the start of such six-month period and such Option Shares must not have been subject to forfeiture under any pledge or loan arrangement during such six-month period); and

            (c) Fulfillment of the additional conditions set forth in (ii) below.

      The Company will repurchase the Option Shares by delivering a check to the Optionee in the full amount of the purchase price.

(ii) The Company's obligation to repurchase the Optionee's Option Shares will not apply to the extent that total repurchases by the Company of common stock (the "Common Stock") from all employees during the calendar year in which the Optionee's employment is terminated exceed $500,000 (the "Annual Cap"). The Annual Cap will be applied in accordance with the policy set forth in subsections (a) through (e) below. The Company's obligation to repurchase the Option Shares will also be subject to compliance with applicable law and the provisions of the Company's then existing loan facility.

            (a) During a calendar year (the "Calendar Year"), the Company will repurchase the first $25,000 of Common Stock (including Option Shares) from each employee departing during that Calendar Year who tenders his or her Common Stock for repurchase in accordance with the Agreement. The Company's repurchase obligation for any Calendar Year will be subject to the Annual Cap for that Calendar Year. The shares tendered (up to $25,000) by each employee will be repurchased

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                  by the Company on a "first come, first served" basis (up to
                  $500,000 in repurchases in that Calendar Year).

            (b) If the Annual Cap is met at any time during the Calendar Year, the Company may, at its option, continue to repurchase up to $25,000 of tendered shares from departing employees at such times it deems appropriate.

            (c) If the Annual Cap is not exceeded during the Calendar Year, in December of the Calendar Year, the Company will contact those departing employees who previously tendered MORE than $25,000 in shares during the year to determine if they are still interested in having their additional shares repurchased at that time. The shares of employees who still wish to tender will be aggregated. The Company will then repurchase that number of shares whose aggregate purchase price is equal to the difference between $500,000 and the amount spent by the Company to date repurchasing shares to date in the Calendar Year. Shares will be repurchased from all such participating employees on a pro rata basis.

            (d) Tendered shares that are not repurchased as of the end of the Calendar Year under the preceding procedures will be eligible for repurchase during the following calendar year (the "Following Calendar Year"). It is currently the Company's intent to repurchase an additional $25,000 of any remaining balance of each former employee's Stock in January of the Following Calendar Year. Any balance remaining after such repurchase will again be subject to pro rata repurchase if the Company has not met the Annual Cap in December of the Following Calendar Year. The Company intends, but is not required, to repeat this process each subsequent calendar year until all of the former employee's Stock is repurchased.

            (e) Shares tendered by departing employees will be purchased at their then applicable fair market value at the time of purchase, as determined by the Board of Directors of the Company in its sole discretion.

B.    AT THE COMPANY'S OPTION:

      (i) The Company will have a 120-day option to repurchase the Optionee's Option Shares in the event that the Optionee's employment with the Company terminates for any reason. If the Company exercises this repurchase option, the repurchase price will be the fair market value of the Option Shares as determined by the Board in its sole discretion. The Company may exercise its option by providing the Optionee with written notice of its election to repurchase, together with a check in the full amount of the purchase price, within 120 days after the Optionee's last date of employment (the "Repurchase Option Period"). In the event that the Optionee has not satisfied the minimum six-month holding period

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            referred to in A(i) above, the period during which the Company may exercise its repurchase option will be extended until thirty (30) days after the expiration of the six-month holding period.

C. The Company's repurchase rights and obligations relating to the Option Shares will terminate upon completion of an initial public offering of the Company's Common Stock.

RESTRICTIONS ON TRANSFER:

Please refer to Sections 8, 9 and 10 of the Stock Option Agreement for a description of the transfer restrictions applicable to the Option Shares.